UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 31, 2006

Brooke Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-31698

Kansas	48-1009756
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, KS 66210

(Address of Principal Executive Offices, Including Zip Code)

913-661-0123

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

EXPLANATORY NOTE

On November 6, 2006, Brooke Corporation (the “Company”) filed a current report on Form 8-K (the “Initial Filing”) with the Securities and Exchange Commission reporting that it had entered into and closed on certain material definitive agreements thereby creating direct financial obligations. The Company incorporated by reference in the Initial Filing certain agreements and also furnished in the Initial Filing a press release regarding the transaction.

This amendment to the Initial Filing is being filed solely to replace and supersede certain exhibits incorporated by reference in the Initial Filing and to correct the filing date identified with respect to other exhibits incorporated by reference in the Initial Filing.

Item 9.01. Financial Statements and Exhibits

10.1*	Note and Warrant Purchase Agreements dated October 31, 2006, among Brooke Corporation, Brooke Credit Corporation, Falcon Mezzanine Partners II, LP, FMP Co-Investment, LLC, and JZ Equity Partners PLC relating to $45,000,000 Principal Amount secured Notes Due April 30, 2013 (incorporated by reference to Exhibit 10.17 to the Company’s registration statement, as amended, on Form S-1 filed on November 3, 2006).

10.2*	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to Falcon Mezzanine Partners II, LP (incorporated by reference to Exhibit 10.18 to the Company’s registration statement, as amended, on Form S-1 filed on November 3, 2006).

10.3*	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to FMP II Co-Investment, LLC (incorporated by reference to Exhibit 10.19 to the Company’s registration statement, as amended, on Form S-1 filed on November 3, 2006).

10.4*	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to JZ Equity Partners PLC (incorporated by reference to Exhibit 10.20 to the Company’s registration statement, as amended, on Form S-1 filed on November 3, 2006).

10.5*	Brooke Credit Corporation Warrant dated October 31, 2006 issued to Falcon Mezzanine Partners II, LP (incorporated by reference to Exhibit 10.21 to the Company’s post-effective amendment No. 1 to the Form S-1 registration statement filed on November 7, 2006).

10.6*	Brooke Credit Corporation Warrant dated October 31, 2006 issued to FMP II Co-Investment, LLC (incorporated by reference to Exhibit 10.22 to the Company’s post-effective amendment No. 1 to the Form S-1 registration statement filed on November 7, 2006).

10.7*	Brooke Credit Corporation Warrant dated October 31, 2006 issued to JZ Equity Partners PLC (incorporated by reference to Exhibit 10.23 to the Company’s post-effective amendment No. 1 to the Form S-1 registration statement filed on November 7, 2006).

10.8*	Security Agreement dated as of October 31, 2006 among Brooke Credit Corporation, FMP Agency Services, LLC and other parties thereto (incorporated by reference to Exhibit 10.24 to the Company’s registration statement, as amended, on Form S-1 filed on November 3, 2006).

99.1*	Press Release of the Company, dated as of November 1, 2006 (incorporated by reference to Exhibit 99.1 to the Company’s current report or Form 8-K filed on November 6, 2006).

*	Previously filed.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2006	Brooke Corporation

	By:	/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer